MUTUAL FUND SERIES TRUST

Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX (the “Fund”)

June 18, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated November 1, 2017.

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Brandon Burns is no longer a portfolio manager of the Fund. Alexander Read and Matthew Ferratusco are jointly and primarily responsible for managing the Fund’s portfolio. Accordingly, all references to Mr. Burns contained in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.